SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 20, 2004
                                                 ----------------------

                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                 1-10466                               59-0432511
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         (Commission File Number)              (IRS Employer Identification No.)

      245 Riverside Avenue, Suite 500, Jacksonville, FL        32202
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        (Address of Principal Executive Offices)              (Zip Code)

                                 (904) 301-4200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



ITEM 12.  Results of Operations and Financial Condition
         ---------------------------------------------

         The Company issued a Press Release dated April 20, 2004, announcing the Company's financial results for the quarter ended March 31, 2004. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE ST. JOE COMPANY



Dated:  April 20, 2004              By: /s/ Michael N. Regan
                                        ----------------------------------------
                                        Name:  Michael N. Regan
                                        Title: Senior Vice President